UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          Form 8-K

                       Current Report
  Pursuant to Section 13 or 15(d) of the Securities Act of
                            1934

Date of Report (Date of earliest event reported) February 1, 2011
                 --------------------------

               Dynasil Corporation of America
------------------------------------------------------------
   (Exact name of registrant as specified in its charter)

   Delaware                   000-27503                22-1734088
 -----------               ---------------            -------------
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)          Identification No.)
incorporation)


            44 Hunt Street, Watertown, MA  02472
------------------------------------------------------------
          (Address of principal executive offices)

                   (607)-272-3320, ext 26.
 ----------------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
    (Former name or former address, if changed since last
                           report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security
Holders.

The Annual Meeting of Shareholders of Dynasil Corporation of
America (the "Company") was held on February 1,
2011. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 - Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

                Votes  Percent  Votes  Percent Broker Non-
                 For           Withheld  (1)      Votes
                         (1)
Craig T.      9,307,964 99.82%  16,700   0.18%  2,392,184
Dunham

Gerald Entine 9,313,004 98.87%  11,660   0.13%  2,392,184

Lawrence Fox  9,313,814 99.88%  10,850   0.12%  2,392,184

Harvey        9,277,826 99.50%  46,838   0.50%  2,392,184
Goldberg

Michael       9,313,814 99.88%  10,850   0.12%  2,392,184
Joyner

David         9,313,004 99.87%  11,660   0.13%  2,392,184
Kronfeld

Peter Sulick  9,205,228 98.72% 119,436   1.28%  2,392,184

Cecil         9,307,464 99.82%  17,200   0.18%  2,392,184
Ursprung


Proposal No. 2 - Approval of the Amended and Restated
Employee Stock Purchase Plan.

The shareholders of the Company approved the Amended and Restated Employee Stock Purchase Plan. The following is a breakdown of the voting results:

             Votes For    Votes   Abstentionw  Broker Non-
                         Against                 Votes
Number of    9,216,609  2,081,013     31,275     2,392,184
Votes Cast:

Percentage       81.6%      19.4%
of Votes
Cast:(2)

Proposal No. 3 - Appointment of Haefele, Flanagan & Co., p.c. as Independent Registered Public Accounting Firm.

The shareholders of the Company ratified the appointment of Haefele, Flanagan & Co., p.c. as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2011. The following is a breakdown of the voting results:

                   Votes For    Votes Against   Abstentions
Number of           11,717,981         10,385         29,626
Votes Cast:

Percentage of            99.9%           0.1%
Votes Cast:(2)

Proposal No. 4 - Advisory Vote Regarding Executive Officers'
Compensation

The shareholders of the Company approved the compensation of the Company's executive officers. The following is a breakdown of the voting results:

              Votes For    Votes      Broker Non-
                          Against        Votes
Number of     9,264,897      63,950      2,392,184
Votes Cast:

Percentage        99.3%        0.7%
of Votes
Cast:(2)

Proposal No. 5 - Advisory Vote Regarding Frequency of
Advisory Vote on Executive Officers' Compensation

The shareholders of the Company gave advisory approval to a frequency of every two years for the Advisory Vote on the Compensation of Company's executive officers. The following is a breakdown of the voting results:

                  One Year   Two Years Three Years
Number of         1,137,783  7,167,328      29,626
Votes Cast:

Percentage of         12.6%      79.6%        7.8%
Votes Cast:(2)


(1)  Percentages shown for election of Directors (Proposal
     No. 1) are based on totals of votes cast for and votes withheld from each indicated Director. Broker non-votes were not considered as part of the totals on which percentages were based.

(2)  Percentages shown for approval of the Employee Stock
     Purchase Plan (Proposal No. 2), the ratification of
     Haefele-Flanagan (Proposal No. 3) and the Advisory
     Votes (Proposal Nos. 4 and 5) are based on total numbers of votes cast. Broker non-votes and abstentions were not considered part of the totals on which the percentages were based.


The Board of Directors will consider the results of the shareholder advisory vote on Proposal No. 5 in determining the frequency of the advisory vote on the compensation of the Company's executive officers (subject to the transition period permitted to smaller reporting companies by the Securities and Exchange Commission).



Item 9.01       Financial Statements and Exhibits

(d)      Exhibits.

EXHIBIT NUMBER       DESCRIPTION

10.1      Dynasil Corporation of America Employee Stock
          Purchase Plan - filed as Appendix A to Definitive
          Proxy Statement filed December 30, 2010 and incorporated herein by reference

SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA
        (Registrant)

Date:     February 4, 2011        By: /s/ Craig T. Dunham
                                     Craig T. Dunham
                                     President